                                                                   Exhibit 10.5

       OUR REF  GECS/CAN.22.5/TMCA

       DATE     February 2001

--------------------------------------------------------------------------------

Investment agreement

between

Inveresk Research Group Limited

Walter Nimmo and others

and

Candover Investments PLC and others

The rights attaching to the shares and loan stock to which this investment agreement relates are subject to the terms of an inter-creditor agreement to be entered into by, inter alia, the Company (as defined herein) and Bear Stearns Corporate Lending Inc. as agent and security trustee.

--------------------------------------------------------------------------------

Contents                                                                    Page
--------                                                                    ----
1. Interpretation                                                              1
2. Conditions precedent                                                        4
3. Completion and subsequent matters                                           4
4. Fees and expenses                                                           5
5. Notices                                                                     6
6. Counterparts                                                                6
7. Applicable law                                                              6

Schedules

Schedule 1  The Existing Manager
Schedule 2  The Investors
Schedule 3  Pre-Completion Shareholdings
Schedule 4  Post-Completion Shareholdings
Schedule 5  Conditions precedent

Agreed form of Documents

1.  Accountants' Report
2.  Articles
3.  CCRW Due Diligence Report
4.  Environmental Report
5.  Facility Agreement
6.  Insurance Report
7.  Merger Agreement
8.  New Loan Stock Instrument
9.  Market Report
10. Pensions Report
11. Stockholders Agreement
12. Resolutions (clause 1.2)

THIS AGREEMENT IS MADE ON

between

(1) INVERESK RESEARCH GROUP LIMITED (registered number 198206) having its registered office at Elphinstone Research Centre, Tranent, Edinburgh EH33 2NE (the "Company");

(2) THE PERSONS whose names and addresses are set out in Schedule 1 (together the "Existing Managers" and each an "Existing Manager"); and

(3) THE PERSONS whose names and addresses are set out in Schedule 2 (together the "Investors" and each an "Investor")

WHEREAS

(A) The Existing Managers and the Investors are the holders of the entire issued share capital of the Company, their current shareholdings being set out in Schedule 3.

(B) The Further Investors have agreed to invest in the Company for the purposes of and subject to the terms and conditions of this Agreement.

(C) The shareholdings in the Company following the investments contemplated by this Agreement are set out in Schedule 4.

IT IS HEREBY AGREED as follows:

1.          Interpretation

1.1 Unless the context otherwise requires, the following expressions used in this Agreement shall have the meanings set out below:

            "Accountants' Report" means the report prepared by Arthur Andersen relating to the Target Group and the documents annexed to such report all in the Agreed Terms;

            "Agreed Terms" means in the form, or substantially in the form, initialled for purposes of identification by or on behalf of the parties or, in the case of any document not so initialled, in the form executed by the parties thereto prior to or contemporaneously with Completion;

            "A Ordinary Shares" means cumulative convertible participating A ordinary shares of (pound)1 each in the capital of the Company having the rights, and being subject to the restrictions, set out in the Articles;

            "Articles" means the new articles of association of the Company in the Agreed Terms;

            "Bank" means Bear Stearns Corporate Lending Inc. as agent for and on behalf of the Finance Parties (as such term is defined in the Facility Agreement);

            "B Ordinary Shares" means convertible B ordinary shares of (pound)1 each in the capital of the Company having the rights and being subject to the restrictions set out in the Articles;

            "Business Day" means a day (excluding Saturdays) on banks are generally open in London for the transaction of normal banking business;

            "CCRW" means Clifford Chance Rogers & Wells;

            "CCRW Due Diligence Report" means a report in Agreed Terms by CCRW addressed to, inter alia, the Company and the Investors' Agent concerning legal due diligence they have conducted in relation to the Target Group;

            "Closing" means satisfaction of the Minimum Condition (as such term is defined in the Merger Agreement) under the Tender Offer as provided for in the Merger Agreement;

            "Completion" means the occurrence of the events set out in Clause
            3.1;

            "Completion Date" means the date on which Closing occurs or such later date as may be agreed in writing by the parties hereto;

            "Environmental Report" means the report in the Agreed Terms prepared by Marsh UK Limited in relation to certain environmental matters affecting the Target Group addressed to, inter alia, the Company and the Investors' Agent;

            "Facility Agreement" means the facility agreement of even date with this Agreement between, inter alia, the Bank and the Company in the Agreed Terms;

            "Further Investors" means the Investors other than RBS Mezzanine Limited;

            "Insurance Report" means the report in the Agreed Terms prepared by Marsh UK Limited addressed to, inter alia, the Company and the Investors' Agent;

            "Investors' Agent" means Candover Partners Limited, 20 Old Bailey, London EC4M 7LN in its capacity as agent for the Further Investors;

            "Loan Stock Instrument" means the loan stock instrument dated 4 September 1999 as amended by the New Loan Stock Instrument;

            "Market Report" means the report in the Agreed Terms prepared by Technomark Consulting Services in relation to the business of the Target Group;

            "Merger Agreement" means the agreement and plan of merger in the Agreed Terms made between Inveresk Research (Canada) Inc, Indigo Acquisition Corp. and the Target in the Agreed Terms in terms of which Indigo Acquisition Corp. shall launch a tender offer for all of the outstanding stock of the Target and if such tender offer is successful, in terms of which the merger of Indigo Acquisition Corp. and the Target shall be effected;

            "Merger Documents" means the Merger Agreement, the Stockholders Agreement and all other documents executed in connection with either of those documents;

            "New Loan Stock" means the (pound)44,734,481 loan stock of the Company constituted or to be constituted by the Loan Stock Instrument;

            "New Loan Stock Instrument" means the supplemental loan stock instrument supplementing and varying the loan stock instrument dated 4 September 1999 in the Agreed Terms;

            "Ordinary Shares" means ordinary shares of (pound)1 each in the capital of the Company having the rights, and being subject to the restrictions, set out in the Articles;

            "Pensions Report" means the report in the Agreed Terms prepared by William M Mercer Inc and William M Mercer Limited addressed to, inter alia, the Company and the Investors' Agent;

            "Reports" means the Accountants' Report, the CCRW Due Diligence Report, the Environmental Report, the Insurance Report, the Market Report and the Pensions Report and "Report" means any of them;

            "Stockholders Agreement" means the stockholders agreement (as such term is defined in the Merger Agreement) in the Agreed Terms;

            "Subscription Shares" means the shares in the capital of the Company to be subscribed for by the Further Investors as provided by this Agreement;

            "Target Group" means the Target and its subsidiaries;

            "Target" means Clintrials Research Inc., a Delaware corporation;

            "Target Stock" means the Company Common Stock (as such term is defined in the Merger Agreement); and

            "Tender Offer" means the Offer (as such term is defined in the Merger Agreement).

1.2 Unless the context otherwise requires, where words and expressions used in this Agreement are defined in the Companies Act 1985 (the "Act") such words and expressions shall have the meanings attached to them respectively by the Act.

1.3 References in this Agreement to any statute or statutory provision shall be deemed to include references to any statute or statutory provision which amends, extends, consolidates or replaces the same (other than any such statute or statutory provision with retrospective effect to the extent that it is retrospective) and except to the extent that any amendments or modification enacted after the date of this Agreement would extend or increase the liability of any party to any other party under this Agreement and, save as aforesaid, to any order, regulation, instrument or other subordinate legislation made thereunder.

1.4 Reference to "Recitals", "Clauses" and "Schedules" and to sub-divisions thereof are to recitals and clauses of and the schedules to this Agreement and sub-divisions thereof. The Schedules shall form part of this Agreement.

1.5 The headings in this Agreement are for convenience only and shall not affect its construction or interpretation.

1.6         Unless the context otherwise requires:

1.6.1       words denoting the singular shall include the plural and vice versa;

1.6.2       words denoting a gender shall include all genders; and

1.6.3 references to persons shall include natural persons, bodies corporate, unincorporated associations, partnerships, joint ventures, trusts or other entities or organisations of any kind, including (without limitation) government entities (or political subdivisions or agencies or instrumentalities thereof).

2.          Conditions precedent

2.1 Completion is conditional upon the satisfaction or fulfilment (or waiver in writing or deemed waiver by the Investors' Agent) of the conditions set out in Schedule 5 on or prior to the Completion Date and the same continuing to be fulfilled or satisfied at Completion.

2.2 The Company shall use its reasonable endeavours to procure that the conditions precedent set out in Schedule 5 are satisfied on or before the Completion Date. The Company shall give notice promptly to the Further Investors upon all such conditions precedent having become satisfied or waived.

2.3 If the conditions set out in Schedule 5 are not satisfied on or before the Completion Date, the Investors' Agent shall be entitled forthwith by notice in writing to the Company to terminate this Agreement, whereupon none of the parties hereto shall be under any liability whatsoever to any other and the Further Investors shall not be bound to subscribe for any share of the Company pursuant to this Agreement or otherwise.

2.4 The Investors' Agent may waive in writing (at its sole and absolute discretion and whether on further terms and/or conditions or not as it thinks fit) any or all of the conditions set out in Schedule 5 if they have not been fully satisfied in accordance with Clause 2.1 and, unless otherwise agreed, will be deemed to have so waived all of such conditions upon the Further Investors making payment of the subscription monies due on the Subscription Shares.

3.          Completion and subsequent matters

3.1 Completion shall take place at 3 Glenfinlas Street, Edinburgh or such other place as the parties shall agree on the Completion Date when the Further Investors shall each subscribe (or provide that their respective nominees subscribe) in cash for the number of A Ordinary Shares and nominal amount of New Loan Stock and for the consideration set out opposite their respective names in Schedule 2, each such subscription to be by way of telegraphic transfer to such account or in such manner as the Further Investors shall have been notified in writing by or on behalf of the Company prior to the Completion Date; and, subject to the Further Investors complying with these provisions, the Company shall allot and issue the A Ordinary Shares and New Loan Stock to the Further Investors (or their respective nominees) and shall enter the names of the allottees in the register of members (or Loan

            Stock holders as appropriate) of the Company and shall issue and deliver to the Further Investors share and Loan Stock certificates duly executed by the Company for the shares and New Loan Stock subscribed by them (or their respective nominees).

3.2 The proceeds of the subscription shall be used by the Company for the purpose of paying part of the consideration due under the Tender Offer and/or Merger Agreement and paying the costs and expenses in connection with the acquisition of the Target Stock.

3.3 As soon as practicable following Completion the Company shall procure that each of the Facility Agreement and the Merger Agreement is completed to the extent not already completed.

3.4 The Investors hereby consent to the grant as soon as practicable following Completion of the following exit based options over Ordinary Shares:-

3.4.1       to Walter Nimmo an option over 1,606 Ordinary Shares;

3.4.2       to Alastair McEwan an option over 2,460 Ordinary Shares;

3.4.3       to Nick Thornton an option over 5,460 Ordinary Shares; and

3.4.4       to Brian Bathgate an option over 1,282 Ordinary Shares;

            provided that each option shall be in a form approved by the Investors' Agent, acting reasonably.

3.5 Each of the parties hereby consents to the transactions contemplated by this Agreement (including, without limitation, the allotment and issue to the Further Investors of the Subscription Shares). Each of the parties shall execute all such other documents and do all such other acts and things, or procure the execution of such other documents or the performance of all such other acts and things, as shall be reasonably required in order to perfect the transactions intended to be effected under or pursuant to this Agreement.

4.          Undertakings

            The Company undertakes to the Investors that both before and after
            Completion:

4.1 there will be no amendment, modification or variation of the terms or conditions of the Merger Documents nor any waiver or consent granted thereunder without the prior written consent of the Investors' Agent;

4.2 the Merger Agreement shall not be terminated after the Tender Offer has closed; and

4.3 the Tender Offer will not be withdrawn after the Tender Offer has closed.

5.          Transfers of A Ordinary Shares

            Subject only to Completion taking place, RBS Mezzanine Limited agrees and undertakes that it will gift up to 10,375 A Ordinary Shares to one or more of the Further Investors as the Investors' Agent shall direct and further agrees and undertakes to execute and deliver to the Investors' Agent stock transfer forms to implement such transfers promptly on demand.

6.          Fees and expenses

            The Company shall pay the Investors' Agent an arrangement fee equal to (pound)420,000 (plus any VAT). Such fee shall be payable on the date of this Agreement. All legal and accountancy fees (plus any expenses and VAT) of the Further Investors in relation to this Agreement shall be for the account of the Company and shall be payable on the date of this Agreement or otherwise on demand.

7.          Notices

7.1 Any notices or other document to be served under this Agreement may be delivered or sent by facsimile to the party to be served at its address appearing in this Agreement or at such other address as it may have notified to the other parties in accordance with this Clause and shall (where the party to be served is not an individual) be marked for the attention of the individual specified in this Agreement or such other individual as the relevant party may have notified to the other parties in accordance with this Clause.

7.2         Any notice or document shall be deemed to have been served:

7.2.1       if delivered, at the time of delivery; or

7.2.2       if sent by facsimile, the time of despatch.

7.3 In proving service of a notice or document it shall be sufficient to prove that delivery was made or that the facsimile message was properly addressed and despatched as the case may be.

8.          Counterparts

            This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

9.          Applicable law

            This Agreement shall be governed by and construed in accordance with English law and all the parties hereto irrevocably submit to the non-exclusive jurisdiction of the High Court in London as regards any claim, dispute or matter arising out of or relating to this Agreement or any of the documents to be executed pursuant to it.

AS WITNESS WHEREOF this Agreement has been executed on the date first above written.

                                   Schedule 1

                             The Existing Managers

              Name                                 Address
              ----                                 -------
(1)   Walter Nimmo
(2)   Ian Sword
(3)   Stewart Leslie
(4)   Dr Brian Bathgate
(5)   Mr Alastair McEwan
(6)   Dr Norma Kellet
(7)   Ms Doreen Davidson
(8)   Mr Brian Cameron
(9)   Dr Malcolm Macnaughton
(10)  Dr Steve Freestone
(11)  Mr Alan Johnston
(12)  Dr Duncan Lawrence
(13)  Mr Rick Greenough

                                   Schedule 2

                                 The Investors

     (1)                                         (2)                  (3)                  (4)

Name & Address                             Number of New A   Nominal Value of New     Consideration
--------------                             Ordinary Shares        Loan Stock          -------------
                                           ---------------        ----------
                                                                    (pound)              (pound)
Candover Investments PLC                        27,966             5,262,880             5,290,846
20 Old Bailey
London EC4M 7LN

Candover (Trustees) Limited                     3,107                Nil                   3,107
20 Old Bailey
London EC4M 7LN

Candover 1997 UK No 1 Limited                   90,984            15,409,712            15,500,696
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 UK No 2 Limited                   28,340             4,799,747             4,828,087
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 1 Limited                   75,541            12,794,062            12,869,603
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 2 Limited                   25,419             4,305,036             4,330,455
Partnership, 20 Old Bailey,  London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 3 Limited                   12,771             2,163,044             2,175,815
Partnership), 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

RBS Mezzanine Limited, 42 St                      Nil                 Nil                   Nil
Andrew Square, Edinburgh EH2 2YE

John Urquhart                                   1,391                 Nil                 15,000


Total                                          265,519            44,734,481            45,013,609
                                               =======            ==========            ==========

                                   Schedule 3

                          Pre-Completion Shareholdings

(1)                                                        (2)                                            (3)

Name & Address                                  Number and class of Shares                    Nominal value of loan stock
--------------                                  --------------------------                    ---------------------------
Dr Walter Nimmo                                   31,797 Ordinary Shares                                  Nil

Dr Norma Kellet                                    3,000 Ordinary Shares                                  Nil

Mr Stewart Leslie                                  8,672 Ordinary Shares                                  Nil

Dr Brian Bathgate                                  3,000 Ordinary Shares                                  Nil

Ms Doreen Davidson                                 3,000 Ordinary Shares                                  Nil

Mr Alastair McEwan                                 3,000 Ordinary Shares                                  Nil

Mr Brian Cameron                                   3,000 Ordinary Shares                                  Nil

Dr Malcolm Macnaughton                             3,000 Ordinary Shares                                  Nil

Dr Steve Freestone                                 3,000 Ordinary Shares                                  Nil

Mr Alan Johnston                                   3,000 Ordinary Shares                                  Nil

Dr Duncan Lawrence                                 3,000 Ordinary Shares                                  Nil

Dr Ian Sword                                      14,453 Ordinary Shares                                  Nil

Mr Rick Greenough                                  3,000 Ordinary Shares                                  Nil

(1)                                                        (2)                                            (3)

Name & Address                                  Number and class of Shares                    Nominal value of loan stock
--------------                                  --------------------------                    ---------------------------
Candover Investments PLC                        46,895 A Ordinary Shares                           (pound)3,065,201
20 Old Bailey
London EC4M 7LN

Candover (Trustees) Limited                     5,210 A Ordinary Shares                                  Nil
20 Old Bailey
London EC4M 7LN

Candover 1997 UK No 1 Limited                  152,564 A Ordinary Shares                           (pound)8,974,911
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 UK No 2 Limited                   47,521 A Ordinary Shares                           (pound)2,795,464
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 1 Limited                  126,667 A Ordinary Shares                           (pound)7,451,506
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 2 Limited                   42,622 A Ordinary Shares                           (pound)2,507,335
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 3 Limited                   21,415 A Ordinary Shares                           (pound)1,259,798
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

RBS Mezzanine Limited, 42 St                    16,715 A Ordinary Shares                           (pound)983,285
Andrew Square, Edinburgh EH2 2YE

John Urquhart                                    2,891 A Ordinary Shares                                  Nil


                                   Schedule 4

                         Post-Completion Shareholdings

(1)                                                     (2)                                (3)

Name & Address                               Number and class of Shares        Nominal value of loan stock
--------------                               --------------------------        ---------------------------
Dr Walter Nimmo                                31,797 Ordinary Shares                      Nil

Dr Norma Kellet                                3,000 Ordinary Shares                       Nil

Mr Stewart Leslie                              8,672 Ordinary Shares                       Nil

Dr Brian Bathgate                              3,000 Ordinary Shares                       Nil

Ms Doreen Davidson                             3,000 Ordinary Shares                       Nil

Mr Alastair McEwan                             3,000 Ordinary Shares                       Nil

Mr Brian Cameron                               3,000 Ordinary Shares                       Nil

Dr Malcolm Macnaughton                         3,000 Ordinary Shares                       Nil

Dr Steve Freestone                             3,000 Ordinary Shares                       Nil

Mr Alan Johnston                               3,000 Ordinary Shares                       Nil

Dr Duncan Lawrence                             3,000 Ordinary Shares                       Nil

Dr Ian Sword                                   14,453 Ordinary Shares                      Nil

Mr Rick Greenough                              3,000 Ordinary Shares                       Nil


(1)                                                     (2)                                (3)

Name & Address                               Number and class of Shares        Nominal value of loan stock
--------------                               --------------------------        ---------------------------
Candover Investments PLC                       74,861 A Ordinary Shares                8,328,081
20 Old Bailey
London EC4M 7LN

Candover (Trustees) Limited                    8,317 A Ordinary Shares                     Nil
20 Old Bailey
London EC4M 7LN

Candover 1997 UK No 1 Limited                  243,548 A Ordinary Shares            (pound)24,384,623
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 UK No 2 Limited                  75,861 A Ordinary Shares             (pound)7,595,211
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 1 Limited                  202,208 A Ordinary Shares            (pound)20,245,568
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 2 Limited                  68,041 A Ordinary Shares             (pound)6,812,371
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 3 Limited                  34,186 A Ordinary Shares             (pound)3,422,842
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

RBS Mezzanine Limited, 42 St                   16,715 A Ordinary Shares              (pound)983,285
Andrew Square, Edinburgh EH2 2YE

John Urquhart                                  4,282 A Ordinary Shares                     Nil


                                   Schedule 5

                              Conditions precedent

1.          The Investors' Agent having received all of the following:

1.1 a certified true copy of the Merger Documents (and of all agreements, indemnities, deeds and documents to be executed and/or delivered in terms thereof) all as duly executed; and

1.2 evidence that there have been duly passed resolutions of the Company in the Agreed Terms, inter alia, creating and authorising the allotment of the Subscription Shares, adopting the Articles as the articles of association of the Company and adopting the New Loan Stock Instrument.

2. The Minimum Condition (as such term is defined in the Merger Agreement) having been satisfied in terms of the Merger Agreement.

3. The Company having confirmed (acting reasonably, in good faith and after consultation with the Investors' Agent) to the Investors' Agent that all conditions set out in Annex A of the Merger Agreement have been satisfied or (with the consent of the Investors' Agent) waived.

4. The Company having confirmed (acting reasonably, in good faith and after consultation with the Investors' Agent) to the Investors' Agent that no event has occurred which has had a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

5. The Facility Agreement having become unconditional in all respects except insofar as it is conditional upon this Agreement having become unconditional and there having been no waiver, modification or variation of its terms or conditions nor any waiver or consent granted thereunder in any case without the prior written consent of the Investors' Agent.

Signed as a deed for and on behalf of           )
Inveresk Research Group Limited                 )  /s/ Walter Nimmo
                                                   __________________
by Walter Nimmo, Director                       )  Director
and Stewart Leslie, Director                    )

                                                   /s/ Stewart Leslie
                                                   __________________
                                                   Director


Signed as a deed by Walter Nimmo                )  /s/ Walter Nimmo
                                                   __________________
in the presence of this witness:                )  Walter Nimmo

Witness    /s/ Ewan Gilchrist

Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor

Signed as a deed by Ian Sword                   )  /s/ Walter Nimmo
                                                   __________________
by Walter Nimmo, his attorney                   )  Attorney
in the presence of this witness:                )

Witness    /s/ Ewan Gilchrist

Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor

Signed as a deed by Stewart Leslie              )  /s/ Stewart Leslie
                                                   __________________
in the presence of this witness:                )  Stewart Leslie

Witness    /s/ Ewan Gilchrist

Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor

Signed as a deed by Brian Bathgate              )  /s/ Walter Nimmo
by Walter Nimmo, his attorney                   )  ____________________________
in the presence of this witness:                )  Attorney

Witness    /s/ Ewan Gilchrist
           __________________________________

Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor

Signed as a deed by Alastair McEwan             )  /s/ Walter Nimmo
by Walter Nimmo, his attorney                   )  ____________________________
in the presence of this witness:                )  Attorney

Witness    /s/ Ewan Gilchrist
           __________________________________

Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor

Signed as a deed by Norma Kellet                )  /s/ Walter Nimmo
by Walter Nimmo, her attorney                   )  ____________________________
in the presence of this witness:                )  Attorney

Witness    /s/ Ewan Gilchrist
           __________________________________

Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor

Signed as a deed by Doreen Davidson             )  /s/ Walter Nimmo
by Walter Nimmo, her attorney                   )  ____________________________
in the presence of this witness:                )  Attorney

Witness    /s/ Ewan Gilchrist
           __________________________________

Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor

                                                   /s/ Walter Nimmo
Signed as a deed by Brian Cameron               )  -----------------------------
by Walter Nimmo, his attorney                   )  Attorney
in the presence of this witness:                )

Witness    /s/ Ewan Gilchrist
           ----------------------------------
Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor
                                                   /s/ Walter Nimmo
Signed as a deed by Malcolm Macnaughton         )  -----------------------------
by Walter Nimmo, his attorney                   )  Attorney
in the presence of this witness:                )

Witness    /s/ Ewan Gilchrist
           ----------------------------------
Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor
                                                   /s/ Walter Nimmo
Signed as a deed by Steve Freestone             )  -----------------------------
by Walter Nimmo, his attorney                   )  Attorney
in the presence of this witness:                )

Witness    /s/ Ewan Gilchrist
           ----------------------------------
Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor
                                                   /s/ Walter Nimmo
Signed as a deed by Alan Johnston               )  -----------------------------
by Walter Nimmo, his attorney                   )  Attorney
in the presence of this witness:                )

Witness    /s/ Ewan Gilchrist
           ----------------------------------
Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor

                                                   /s/ Walter Nimmo
Signed as a deed by Duncan Lawrence             )  -----------------------------
by Walter Nimmo, his attorney                   )  Attorney
in the presence of this witness:                )

Witness    /s/ Ewan Gilchrist
           ----------------------------------
Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor
                                                   /s/ Walter Nimmo
Signed as a deed by Rick Greenough              )  -----------------------------
by Walter Nimmo, his attorney                   )  Attorney
in the presence of this witness:                )

Witness    /s/ Ewan Gilchrist
           ----------------------------------
Full Name  Ewan Caldwell Gilchrist

Address    11 Walker Street

           Edinburgh

           Solicitor

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover Investments PLC                        )  -----------------------------
acting by Ian James Gray as their attorney      )  Attorney
in the presence of this witness:                )

Witness    /s/ Graeme E.C. Sloan
           ----------------------------------
Full Name  Graeme Eoghan Campbell Sloan

Address    3 Glenfinlas Street

           Edinburgh

           Solicitor

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover (Trustees) Limited                     )  -----------------------------
acting by Ian James Gray as their attorney      )  Attorney
in the presence of this witness:                )

Witness    /s/ Graeme E. C. Sloan
           ----------------------------------
Full Name  Graeme Eoghan Campbell Sloan

Address    3 Glenfinlas Street

           Edinburgh

           Solicitor

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover 1997 UK No.1 Limited Partnership       )  -----------------------------
acting by Ian James Gray as their attorney      )  Attorney
in the presence of this witness:                )

Witness    /s/ Graeme E. C. Sloan
           ----------------------------------
Full Name  Graeme Eoghan Campbell Sloan

Address    3 Glenfinlas Street

           Edinburgh

           Solicitor

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover 1997 UK No 2 Limited Partnership       )  -----------------------------
acting by Ian James Gray as their attorney      )  Attorney
in the presence of this witness:                )

Witness    /s/ Graeme E. C. Sloan
           ----------------------------------
Full Name  Graeme Eoghan Campbell Sloan

Address    3 Glenfinlas Street

           Edinburgh

           Solicitor

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover 1997 US No 1 Limited Partnership       )  -----------------------------
acting by Ian James Gray as their attorney      )  Attorney
in the presence of this witness:                )

Witness    /s/ Graeme E. C. Sloan
           ----------------------------------
Full Name  Graeme Eoghan Campbell Sloan

Address    3 Glenfinlas Street

           Edinburgh

           Solicitor

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover 1997 US No 2 Limited Partnership       )  -----------------------------
acting by Ian James Gray as their attorney      )  Attorney
in the presence of this witness:                )

Witness    /s/ Graeme E. C. Sloan
           ----------------------------------
Full Name  Graeme Eoghan Campbell Sloan

Address    3 Glenfinlas Street

           Edinburgh

           Solicitor

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover 1997 US No 3 Limited Partnership       )  -----------------------------
acting by Ian James Gray as their attorney      )  Attorney
in the presence of this witness:                )

Witness    /s/ Graeme E. C. Sloan
           ----------------------------------
Full Name  Graeme Eoghan Campbell Sloan

Address    3 Glenfinlas Street

           Edinburgh

           Solicitor

Signed as a deed for and on behalf of           )  /s/ Hazel McIntyre
RBS Mezzanine Limited                           )  _____________________________
acting by Hazel McIntyre as its attorney        )  Attorney
in the presence of this witness:                )

            /s/ Graeme E.C. Sloan
Witness    __________________________________

Full Name  Graeme Eoghan Campbell Sloan

Address    3 Glenfinlas Street

           Edinburgh

           Solicitor

Signed as a deed for and on behalf of           )  /s/ Ian Gray
John Urquhart acting by Ian James Gray as his   )  _____________________________
attorney in the presence of this witness:       )  Attorney

            /s/ Graeme E.C. Sloan
Witness    __________________________________

Full Name  Graeme Eoghan Campbell Sloan

Address    3 Glenfinlas Street

           Edinburgh

           Solicitor